EXHIBIT 99.1

(OTCQB: CBMG)
November 12, 2013

Statements made in this presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors inherent in doing business. Forward-looking statements may be identified by terms such as
"may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes,"
"estimates," "predicts," "forecasts," "potential," or "continue," or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.
This presentation is strictly intended to provide general information about our company and business. This presentation nor any part hereof constitutes an offer of securities.
Safe Harbor

Our Vision

 CBMG applies advanced technologies in
 biotechnology to establish pipelines of cell-
 based therapeutic products leading to
 treatment of disease in China.

November 12, 2013

Winning Strategies
First mover advantage in a vast Chinese market - expecting to be the first to pursue national compliance and to set standards for two clinical pathways of cell therapies - autologous cells applied as medical technologies and allogeneic cells for drug.

Shortened clinical pathways exist in China for autologous cell-based therapies, thus greatly reducing the development costs and time.
Very high capital efficiency in operations - a fraction of the cost and 3 times translation speed in comparison to similar trials in US, enabling multiple trials with limited capital.
US trained executives with extensive connections in both US and China and experience in the operation of large business, CBMG is poised to be a leading translational medicine platform in the world.
November 12, 2013

CBMG

Centralized Regional Manufacturing Facilities
Clinical Protocols
Future Partner

Business Model:
Turn Key Solution to Entry Barriers
• Principal Investigators
• Expert Group
• Ethic Committee
• Hospital Authorities
• MOH, SFDA
• Regulators
• Pricing Bureau
• Insurance Co
• CROs
• External Labs
Clinical Trials
• Quality Standard
• Regional GMP labs
• Safety
• Cost
• Suppliers
• Auditors
R & D
Lab
Partner
A
JV A
Cell Lab
Partner
C
Licensed
Cell Line
Partner
B
JV B
Cell Lab
Partner
D
Licensed
Cell Line
Cell Products
& Therapies
Regional
Hospitals &
Patients
November 12, 2013

Cell Products Portfolio

TECHNOLOGY	CELL SOURCE*	INDICATION(S)	DEVELOPMENTAL STATUS
haMPC Human Adipose-Derived Mesenchymal Progenitor Cells (fat tissue)	Autologous	Knee Osteoarthritis (KOA)	Approved for Phase IIb Clinical Trial
	Allogeneic	Rheumatoid Arthritis	Pre-clinical
		Liver Cirrhosis	Institutional Review Board (IRB)
huMPC Human Umbilical Cord-Derived Mesenchymal Progenitor Cells (umbilical cord tissue)	Allogeneic	Glaucoma	Pre-clinical
TC-DC Tumor Cell Dendritic Cell (Tumor stem cell & immune cell from blood)	Autologous	Hepatocellular Carcinoma (HCC)	Phase I Clinical Trial to complete Q4, 2013
MNP Motor Neuron Precursor Cells (Embryonic)	Allogeneic	Spinal Muscular Atrophy (SMA)	Institutional Review Board (IRB)
		Amyotrophic lateral sclerosis (ALS)	Pre-clinical
*Autologous = from patient Allogeneic = from donor
November 12, 2013

Technology	Indication	2013	2014	2015	2016	2017
SVF kit	Adipose stromal cell purification
SVF station	Equipment for adipose stromal cell purification
haMPC (autologous)	Knee Osteoarthritis
haMPC (allogeneic)	Hepatitis B1,2
haMPC (allogeneic)	Rheumatoid Arthritis
TC - DC	Hepatic Cellular Carcinoma2
Product Launch Timeline (estimated)
1. Pending IRB approval
2. Assume compassionate use is approved prior to completion of clinical trial
Autologous cell therapy
Allogeneic cell therapy
Medical device

November 12, 2013

Knee Osteoarthritis (KOA)

Total Addressable Market:
57,000,000 patients in China
November 12, 2013

Product 1

At Least 57M People in China Need Help…
Prognosis
Market size
>57Million
Current therapies
Pain killers, steroids and
knee replacement
50% of people at the age of 60
or older have KOA;
53% of KOA patients will
become disabled in later years.
Protective cartilage on the ends
of bones wears down over time,
causing pain, stiffness and loss of
movement.
Osteoarthritis gradually worsens
with time, and no known cure
exists.
November 12, 2013

haMPC Therapy for KOA
(ReJoinTM) Phase I/IIa Trial
Our Treatment: Intra- articular injections of haMPC
Mechanism of action:
 ✓ MPC has anti-inflammatory effect by releasing chemicals to down regulate immune response
 ✓ MPC can also regenerate damaged joint tissues
November 12, 2013
Collect 30ml
of autologous
adipose tissue
Purification &
Expansion
Mesenchymal
progenitor cells
(haMPC)
Knee joint
injection
Cell banking
Available for future use

+ Ancillary agent

ReJoinTM  is safe:
•No severe adverse events (SAEs) related to the injections
were observed during the injections and follow-up periods;
there was only slight pain and swelling at the injection sites which was relieved within 1 week;
•Laboratory values remained normal throughout the whole
study period (only a few cases were fluctuating, while still within the acceptable range).
ReJoinTM clinical trial—Safety assessment

ReJoinTM clinical trial—Efficacy assessment
ReJoinTM is effective.
• The efficacy parameters - mean NRS-11, WOMAC,
 SF-36 and KSCRS scores were significantly
 improved 9 weeks after the initial injections.
• Conclusions: the results of Phase I/IIa study show
 that ReJoinTM  therapy reduced pain, improved
 function and flexibility of the knee, and increased
 walking distance.

CBMG

MarketWatch
THE WALL STREET JOURNAL

Mar
- Launch of CBMG's KOA Phase I/IIa clinical trial, conducted by Shanghai's Renji Hospital, a Class A hospital affiliated with Shanghai Jiao Tong University School of Medicine

May
- KOA clinical trial achieves 50% patient enrollment

July
- KOA clinical trial achieves 100% patient enrollment

Sept
- **Interim results of KOA clinical trial**
- Patients shown to achieve a clinically meaningful reduction in pain and an increase in mobility
- Significant improvement ($P<0.05$) from the baseline in clinical scores for SF-36, NRS-11, and WOMAC osteoarthritis indices

Oct
- Phase I/IIa completion
- Safe and effective;
- Formal data analysis on going

Nov
- Approved for Phase IIb clinical trial

ReJoinTM Progress
“Cellular Biomedicine Group is focused on treating knee osteoarthritis…the market for these surgeries and related cell therapies is expected to reach $5.5 billion by next year, creating a big market opportunity.” MarketWatch, 16/09/2013
2013
ReJoin: Pending Trademark Registration

Fat Stem Cell Processing Kit & Equipment

Targeting > 10,000 Plastic Surgery and
Orthopedics Hospitals in China
November 12, 2013

Product Group 2

System: equipment + reagent kits	Target Client	Regulatory Approval
A-StromalTM Kit (reagent kit for adipose tissue derived stem cell purification)*	Cosmetic and Sport medicine hospitals	China FDA approved
ProCellar (Adipose stromal cell purification equipment)**
Products for Sports Medicine and Cosmetics
* A-StromalTM Kit: Cell Processing Kit; classified as Class I Medical Device; pending trademark registration
** ProCellar: Adipose stromal cell purification working station; CE certified;
 visibility of Chinese SFDA approval is clear.

Adipose Stromal Cell Purification System
The Only Integrated System For Adipose Stromal Cell
Purification In China
Work in progress
November 12, 2013

TC - DC Therapy for Liver Cancer

Total Addressable Market
5,000,000 patients in China
November 12, 2013

Product 3

TC
TC
TC
Activation
Apoptosis
TC
HLA I
TCR
CTL
B7
CD28
DC
CTL
Activation ↑
IL-2
B7
CD28
CD4
IFN-γ
CD40L-CD40
DC
Antigen presentation ↑
HLA II
TCR
Activation
GM - CSF
Apoptosis
TC

GM-CSF: Granulocyte-macrophage colony-stimulating factor
DC: Dendritic Cell
TC: Tumor Cell

TC-DC Therapy for HCC (Phase I Trial)
TC - DC Therapy for HCC
Multiple subcutaneous
injections of patients dendritic
cells that are loaded with
patient’s own liver cancer stem
cells
Mechanism of action
Patient’s own dendritic cells are
educated to efficiently
presenting cancer stem cells so
as to trigger effective cascade
immune response against
cancer stem cells

Proportion Surviving
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
10
20
30
40
50
60
70
80
Months After Starting Vaccine

 • Strong safety profile
 • Autologous cells, no rejection
 • Extraordinary US phase II melanoma
 trial result: 5 year overall survival 54%
 in TC-DC group, vs. 10% in control
 group, ~400% improvement
 • TC-DC group medium survival time 4.5
 years, vs. 1.3 years for control group
 with standard therapies, ~ 3 years or
 300% improvement
 • Comparison: DC therapy for Prostate
 cancer by Dendreon (DNDN) extends
 survival by 4.1 months
Median OS = NR at 54 months 5-year OS =54%;
Historical control group with standard therapies
Metastatic melanoma Phase II trial results
TC- DC therapy group
Tumor cells only as control group
TC-DC, Proven Tech by US Melanoma Trials

CBMG

MarketWatch
THE WALL STREET JOURNAL.

March
- Launch of CBMG's HCC Phase I clinical trial, collaboration between CBMG, California Stem Cell (CSC) and Shanghai's PLA 85 Hospital
- The first immune cell clinical trial of its kind in China

May
- HCC clinical trial achieves 50% patient enrollment

Aug
- HCC clinical trial achieves 100% patient enrollment

Sept
- Interim results: No SAE

Dec
- Phase I completion

Liver Cancer TC-DC Phase I Progress
2013
“The company's HCC liver cancer treatment also targets an enormous market.” MarketWatch, 16/09/2013

November 12, 2013
Facility and Credentials

Facility and Credentials
✓ CBMG Shanghai facility is awarded ISO-14644 cleanroom
 certification by ENV Inc. , a service provider of GMP
 certification certified by FDA
✓ Shanghai and Wuxi facilities are accredited the ISO
 (International Standards Organization) 9001:2008
 certification by internationally recognized quality
 management system SGS
✓ Both CBMG Shanghai and Wuxi facility are GMP certified by
 SFDA certified institute
✓ CBMG Shanghai received Provisional Accreditation for its haMPC production and clinical application by
 International l Cellular Medicine Society of AABB
✓ Wuxi Government authorized CBMG Wuxi to be named as “Wuxi Stem Cell Technology Translation
 Center”
✓ CBMG President William Cao is an elected member of Expert Committee, The 3rd Medical Technology
 Approval Office, Chinese Medical Doctor Association, Ministry of Health, PRC
✓ Dr Cao is appointed member of the Committee of International Cellular Medicine Society and American
 Association of Blood Banks for the Development of the Standards for the practice of Cell-Based
 Medicine
CBMG Shanghai facility, occupying 2 floors

November 12, 2013

IP Portfolio

	China Patents	From U.S. Partner	Patent Cooperation Treaty (PCT)	TOTAL
Granted	9			9
Patents Filed, Pending	15	6	4	25
Work in Process	6			6
TOTAL	30	6	4	40
CBMG Has Total Control On Its Product Development Plan Based On IP
Attorney Analysis Report
November 12, 2013

Management Team
Wen Tao (Steve) Liu, PhD
Executive Chairman
▪PhD, Physical Chemistry, Rensselaer Polytechnic Institute, New York
▪Former President & CEO, Seeo Inc.
▪Former President & CEO, Shanghai Hua Hong NEC Electronics Company
Wei (William) Cao, PhD, BM
CEO and Director
▪PhD, Pharmacology from Medical College of Virginia
▪Former Research Fellow in Pathology, Harvard Medical School
▪Former Fellow in Cardiothoracic Surgery, Stanford Univ Medical School
▪Former General Manager,  Affymetrix Greater China
▪Elected member of Expert Committee, The 3rd Medical Technology Approval
Office, Chinese Medical Doctor Association, Ministry of Health, PRC
Andy Chan, JD, MBA
CFO, Board Secretary
▪Jurisprudence Doctorate (JD), South Texas College of Law
▪Master in Business Administration from Nova University
▪Former VP, BD & China Operations,  Jazz Semiconductor
▪Former Senior Director, Strategic Business Development, Allied Signal
Aerospace
November 12, 2013

Helen Zhang, BM
VP China Operation and Technology
▪Former Associate Director, Harvard Gene Therapy Initiative, Harvard Medical
School
▪Former Max-Delbruck Research Fellow, National Research Center for
Molecular Medicine, Berlin, Germany
Maxwell Wang, MD, PhD
Director of Medical Research
▪Orthopedic Surgeon
▪Over 10 years of research focused on mesenchymal stem cells and bone cells in Germany, UK and USA
▪The first to find the paracrine and autocrine effects of CCN family genes in bone cell differentiation
▪MD degree from Wuerzburg University in Germany and PhD degree from
University of Aberdeen
Management Team
Chase Dai, MD, PhD
VP and GM of Cell Therapy Business Unit
▪Former CEO of MedGene Biotechnology
▪Former Deputy Chief Physician of Cardiology Department, Beijing 301
 PLA Hospital
November 12, 2013

1.Two Phase I trials are progressing smoothly: Knee Osteoarthritis (KOA)
 and Hepatocellular Carcinoma (liver cancer); Preliminary results of both trials suggest these therapies are safe, and KOA therapy is effective
2.Solid IP fortress and product pipeline with huge market potential
3.A platform supporting multiple therapeutic pipelines for maximized valuation creation
4.Clear advantages operating in China: large patient base, high capital efficiency and short time-to-market for products and treatments
5.An emerging leader in the cellular biomedicine industry in China
6.A solid management team with principled corporate  governance
7.Intent to up list to Nasdaq as soon as practically possible
Highlights